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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 31, 2005
                Date of Report (Date of earliest event reported)


                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-22023                  77-0156161
(State or other jurisdiction of    (Commission              (I.R.S. employer
 incorporation or organization)      File No.)           identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

        On January 31, 2005, Macrovision Corporation issued a press release providing guidance for fiscal year 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

        The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Macrovision provides pro forma earnings and pro forma earnings per share in the press release as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Macrovision's management believes that this presentation of pro forma earnings and pro forma earnings per share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of Macrovision and for budget planning purposes.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is furnished with this report on Form 8-K:

           EXHIBIT
           NUMBER                            DESCRIPTION
         -----------  ----------------------------------------------------------
            99.01 Press release dated January 31, 2005 providing guidance for fiscal year 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MACROVISION CORPORATION
                                                  (Registrant)


Date: January 31, 2005                       By:   /s/ William A. Krepick
                                                  ----------------------------
                                                  William A. Krepick
                                                  Chief Executive Officer